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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                January 22, 1999


                 CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
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        (Exact name of small business issuer as specified in its charter)


                                    Maryland
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                 (State or other jurisdiction of incorporation)


          0-23766                                   52-1388957
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(Commission File Number)                (IRS Employer Identification No.)



11200 Rockville Pike, Rockville, Maryland                 20852
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(Address of principal executive offices)                (Zip Code)



                                 (301) 468-9200
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                (Issuer's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

     On January 22, 1999, Springfield Properties Limited Partnership, one of the Local Partnerships in which Capital Realty Investors-85 Limited Partnership (CRI-85) has invested, sold Springfield Apartments located in Redmond, Washington, to ASN-Washington Holdings (1), Incorporated, an unaffiliated party.
 During 1997 and the first quarter of 1998, CRICO of Springfield, Inc. (CRICO), the managing general partner of the Local Partnership and a wholly owned affiliate of C.R.I., Inc., the Managing General Partner (MGP) of CRI-85, had received several unsolicited offers to purchase the Springfield property. Due to the level of interest of potential purchasers, CRICO solicited offers from numerous real estate companies owning apartment complexes; it was as a result of this solicitation that Springfield Apartments was sold. The sale price of the property, which contains 184 rental units, was $13,656,000.

     The sale resulted in an estimated financial statement gain of approximately $6.0 million (unaudited), an estimated Federal tax gain of approximately $9.6 million (unaudited), and cash proceeds of approximately $6.3 million (unaudited) to CRI-85. As a result of the successful outcome, CRICO received an additional management fee of $635,000 (unaudited), pursuant to the Local Partnership Agreement.

     The MGP is currently reviewing the tax and financial impact of the sale transaction on the holders of CRI-85 Beneficial Assignee Certificates (BACs) to determine a distribution amount. It is the intent of the MGP to distribute, at a minimum, enough proceeds to cover any potential federal tax liability to BAC holders as a result of the Springfield sale. The MGP is also reviewing the future cash requirements of CRI-85 to determine whether some of the proceeds of the sale should be retained by CRI-85 to pay or reduce purchase money note debt obligations related to other partnership interests held by CRI-85.

     As a result of the sale, CRI-85 continues to hold interests in five local partnerships, each of which owns an apartment complex containing, in the aggregate, 969 rental units.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

    (b)   Pro Forma Financial Information (unaudited)
          -------------------------------------------

          On January 22, 1999, Springfield Properties Limited Partnership, one of the Local Partnerships in which CRI-85 has invested, sold Springfield Apartments located in Redmond, Washington, to ASN-Washington Holdings (1), Incorporated, an unaffiliated party. The sale price of the property was $13,656,000; after reduction for the outstanding mortgage balance, costs of the sale, escrows and reserves, and fees, CRI-85 received cash proceeds of $6,265,000.













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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS - Continued
          ---------------------------------

          Since a limited number of pro forma adjustments are required and are easily described, narrative descriptions of the pro forma effects of the transaction are furnished below. Narrative pro forma effects on the income statement are provided for the year ended December 31, 1997, and for the nine month period ended September 30, 1998, both assuming that the sale was consummated January 1, 1997. Narrative pro forma effects on the balance sheet are provided at September 30, 1998, assuming the sale was consummated as of that date. The pro forma information is meant to reflect the continuing impact of the sale by showing how it might have affected the historical financial statements if the sale had been consummated at an earlier time.

          Narrative Pro Forma Income Statement Effects for the Year Ended
          ---------------------------------------------------------------
            December 31, 1997 (unaudited)
            -----------------------------

          "Share of income from partnerships" and "Loss before gain on disposition" would each change by $298,000, from $548,000 and $(494,000), respectively, to $250,000 and $(792,000), respectively.
          "Net income" would decrease by $298,000, from $2,228,000 to $1,930,000. Finally, "Net income per BAC, based on 21,195 BACs outstanding," would decrease by $13.50, from $100.92 to $87.42.

          Narrative Pro Forma Income Statement Effects for the Nine
          ---------------------------------------------------------
            Month Period Ended September 30, 1998 (unaudited)
            -------------------------------------------------

          "Share of income from partnerships" and "Net loss" would each change by $164,000, from $599,000 and, $(196,000), respectively, to $435,000 and $(360,000), respectively. "Net loss per BAC based on 21,195 BACs outstanding," would change by $(7.43), from $(8.87) to $(16.30).

          Narrative Pro Forma Balance Sheet Effects at
          --------------------------------------------
            September 30, 1998 (unaudited)
            ------------------------------

          During the second quarter of 1998, the investment of CRI-85 in Springfield Properties Limited Partnership was reclassified from "Investments in and advances to partnerships" to "Investment in partnership held for sale." At September 30, 1998, "Investment in partnership held for sale" would decrease from $281,000 to $0. "Cash and cash equivalents" would increase by $6,265,000, from $2,171,000 to $8,436,000. "Accumulated losses" and "Total partners' deficit" would each change by $5,984,000 from $(24,131,000) and $(5,497,000), respectively, to $(18,147,000) and $487,000, respectively. "Total assets" and "Total liabilities and partners' deficit" would each increase by $5,984,000, from $3,259,000 to $9,243,000.


    (c) Exhibits (listed according to the number assigned in the table in Item 601 of Regulation S-K).

          Exhibit No. 4. - Instruments defining the rights of security holders, including indentures.



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS - Continued
          ---------------------------------

          a. Limited Partnership Agreement of Capital Realty Investors-85 Limited Partnership. (Incorporated by reference from Exhibit 4 to Registrant's Registration Statement on Form S-11, as amended, dated June 12, 1985.)

          Exhibit No. 99. - Additional Exhibits.

          a. Prospectus of the Partnership, dated November 11, 1985. (Incorporated by reference to Registrant's Registration Statement on Form S-11, as amended, dated June 12, 1985.)

          The remaining exhibits are omitted because they are not applicable or not required.















































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
                         -----------------------------------------------
                         (Registrant)


                         by: C.R.I., Inc.
                             -------------------------------------------
                             Managing General Partner



February 5, 1999             by: /s/ Michael J. Tuszka
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DATE                             Michael J. Tuszka
                                   Vice President
                                   and Chief Accounting Officer
                                   (Principal Financial Officer
                                   and Principal Accounting Officer)







































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